UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 18, 2011

GREENFIELD FARMS FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
2840 HIGHWAY 95 ALT. S,  Suite 7,

Silver Springs, Nevada

89429
(Zip Code)

(704) 619-3738
Registrant's telephone number, including area code

SWEET SPOT GAMES, INC.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 FD Disclosure

(a)
On July 6, 2011the Company issued a press release and a corrected copy, a copy of which is attached hereto as an exhibit. The corrected copy was necessary due to a headline being included in the original document that was not intended to be included.

(b)
During the week of July 11 through July 13 the Company issued four press releases, a copy of each  is attached hereto as an exhibit.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(i)*	July 6, 2011 Press Release
99(j)*	July 11, 2011 Press Release
99(k)*	July 12, 2011 Press Release
99(l)*	July 12, 2011 Press Release
99(m)*	July 13, 2011 Press Release
__________
*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenfield farms Food, Inc.

July 18, 2011	/s/ Larry Moore
Larry Moore, President